UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 24, 2000




                               HMN FINANCIAL, INC.
             (Exact name of Registrant as specified in its Charter)



  DELAWARE                           0-24100                     41-1777397
(State or other                  (Commission File No.)         (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                    Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-1100


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Item 5.  Other Events

     On October 24, 2000 the Registrant issued the press release attached as
     Exhibit 99.1 announcing declaration of dividend and appointment of Chairman, President and Chief Financial Officer.

Item 7.  Financial Statements and Exhibits

          Financial statements of business acquired

          Not applicable

     (b)  Proforma financial information.

          Not applicable.

     (c)  Exhibits


          99.1 Press release, dated October 24, 2000

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: October 24, 2000        By:   /s/ Michael McNeil
                              ---------------------------
                              Michael McNeil, President

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